Exhibit 10.16

FIRST AMENDMENT TO OFFICE BUILDING LEASE

This FIRST AMENDMENT TO BUILDING OFFICE LEASE (“First Amendment”), dated June 21, 2012, is entered into by and between Creekside Associates, LLC a California liability company (“Landlord”) and TriNet Group, Inc., a Delaware Corporation (“Tenant”).

WHEREAS Tenant entered into that certain Lease Agreement dated April 24 th, 2001 (“Lease”) with Landlord to lease the premises as designated in the Lease containing approximately 48,693 rentable square feet located at 1100 San Leandro Blvd, Suites 300 & 400, San Leandro, California (the “Premises”) with a commencement date of April 15th, 2002 and an expiration date of April 14th, 2017.

WHEREAS, Landlord notified Tenant of Landlord’s name change to Creekside Partners 1100, LLC a California limited company per that certain letter dated February 6 th, 2004.

NOW, THEREFORE, for valuable consideration the parties desire to make other changes as specified in this First Amendment to Lease as follows:

1)	Lessor’s Name Change: Lessor hereby notifies Lessee that Lessor’s name is change to “Creekside Plaza Partners, LLC, a Delaware limited liability company”.

2)	Security Deposit: Landlord and Tenant hereby agree to amended Section 10 “Security Deposit” of the Summary of Basic Lease Information contained within the Lease whereby reducing the Security Deposit to Five Hundred Thousand Dollars ($500,000.00).

3)	Entire Agreement: This Amendment contains all of the agreements of the parties hereto with respect to the matters contained herein, and no prior agreement, arrangement or understanding pertaining to any such matters shall be effective for any purpose. Nothing in this Amendment shall be deemed to waiver, modify any provisions of the Lease except as expressly stated herein.

4)	Ratification: Except as hereby amended, the Lease shall remain unmodified and is ratified and confirmed.

5)	Successors: The provisions of this Amendment shall bind and inure to the benefit of the heirs, representatives, successors and assigns of the parties hereto.

6)	Definitions: Terms not defined in this Amendment shall have the definition found in the Lease.

(THIS SPACE INTENTIONALLY LEFT BLANK)

IN WITNESS THEREOF, the Parties hereto have executed this First Amendment to Office Building Lease.

AGREED: CREEKSIDE PLAZA PARTNERS , LLC, a Delaware limited liability company		AGREED: TRINET GROUP, INC., a Delaware Corporation

By:	/s/ T. Lawrence Jett	By:	/s/ William Porter
Name:	T. Lawrence Jett	Name:	William Porter
Its:	Manager	Its:	CFO
Date:	6/22/12	Date:	6/21/12

AND

By:	/s/ David C. Irmer
Name:	David C. Irmer
Its:	Manager
Date:	6/26/12

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